                                  EXHIBIT 4.4
                                  -----------


               SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT

                         Dated as of November 12, 1997

                                     Among

                               VIALOG CORPORATION

                                      AND

                           JEFFERIES & COMPANY, INC.

                               TABLE OF CONTENTS

Section 1.  Definitions...................................................... 1

Section 2.  Registration Rights.............................................. 4

       2.1. (a)  Demand Registration......................................... 4

            (b)  Effective Registration...................................... 5

            (c)  Restrictions on Sale by Holders............................. 5

            (d)  Underwritten Registrations.................................. 6

            (e)  Expenses.................................................... 6

            (f)  Priority in Demand Registration............................. 6

       2.2. (a)  Piggy-Back Registration..................................... 7

            (b)  Priority in Piggyback Registration.......................... 8

       2.3. Limitations, Conditions and Qualifications to Obligations Under
            Registration Covenants........................................... 9

       2.4. Restrictions on Sale by the Company and Others...................10

       2.5. Rule 144 and Rule 144A...........................................10

Section 3.  Registration Procedures..........................................11

Section 4.  Indemnification and Contribution.................................16

Section 5.  Miscellaneous....................................................19

            (a)  No Inconsistent Agreements..................................19

            (b)  Adjustments Affecting Registrable Securities................19

            (c)  Amendments and Waivers......................................20

            (d)  Notices.....................................................20

            (e)  Successors and Assigns......................................22

            (f)  Counterparts................................................22

            (g)  Headings....................................................22

          (h)  Governing Law.................................................22

          (i)  Severability..................................................22

          (j)  Third Party Beneficiary.......................................23

          (k)  Entire Agreement..............................................23

          (l)  Securities Held by the Company or Its Affiliates..............23

               SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT

          THIS SECURITYHOLDERS' AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of November 12, 1997, among VIALOG
----------
CORPORATION, a Massachusetts corporation (the "Company") and JEFFERIES &
                                               -------
COMPANY, INC. (the "Initial Purchaser").
                    -----------------

          This Agreement is entered into in connection with the Purchase Agreement, dated November 6, 1997, among the Company, the Subsidiary Guarantors named therein and the Initial Purchaser (the "Purchase Agreement"), which
                                              ------------------
provides for the issuance and sale to the Initial Purchaser of (i) 75,000 units consisting of an aggregate of $75,000,000 aggregate principal amount 12 3/4% Senior Notes due 2001 (the "Notes") and 75,000 warrants (the "Note Warrants"),
                            -----                             -------------
initially exercisable for an aggregate of 756,645 of shares of common stock, par value $.0l per share, of the Company (the "Common Stock") and (ii) 30,000
                                           ------------
warrants (the "Additional Warrants" and, together with the Note Warrants, the
               -------------------
"Warrants") initially exercisable for an aggregate of 302,658 shares of Common
---------
Stock. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and the Holders (as defined herein), among other things, the registration rights for the Warrant Shares (as defined herein) set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          Section 1.  Definitions.  As used in this Agreement, the following
                      -----------
defined terms shall have the following meanings:

          "Advice" has the meaning ascribed to such term in the last paragraph
           ------
of Section 3 hereof.

          "Agreement" has the meaning ascribed to such term in the preamble of
           ---------
this Agreement.

          "Business Day" means any day other than a Saturday, Sunday or any
           ------------
other day on which banking institutions in The City of New York or Boston, Massachusetts are required or authorized by law or other governmental action to be closed.

          "Common Stock" has the meaning ascribed to such term in the preamble
           ------------
of this Agreement.

          "Company" shall have the meaning ascribed to that term in the preamble
           -------
of this Agreement and shall also include the Company's successors and assigns.

          "Demand Registration" has the meaning ascribed to such term in Section
           -------------------
2.1(a) hereof.

          "Demand Right Holders" means persons with "demand" registration rights
           --------------------
pursuant to a contractual commitment of the Company.

          "DTC" has the meaning ascribed to such term in Section 3(i) hereof.
           ---

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time and the rules and regulations of the SEC promulgated thereunder.

          "Holder" means the Initial Purchaser, for so long as it owns any
           ------
Warrants and/or Warrant Shares, and each of its successors, assigns and direct and indirect transferees who become registered owners of such Warrants or Warrant Shares.

          "Included Securities" has the meaning ascribed to such term in Section
           -------------------
2.1(a) hereof.

          "indemnified party" has the meaning ascribed to such term in Section
           -----------------
4(c) hereof.

          "indemnifying party" has the meaning ascribed to such term in Section
           ------------------
4(c) hereof.

          "Initial Purchaser" means Jefferies & Company, Inc.
           -----------------

          "Inspectors" has the meaning ascribed to such term in Section 3(n)
           ----------
hereof.

          "Notes" has the meaning ascribed to such term in the preamble of this
           -----
Agreement.

          "Person" shall mean an individual, trustee, corporation, partnership,
           ------
limited liability company, joint stock company, trust, unincorporated association, joint venture, union, business association, firm, governmental agency or political subdivision thereof or other legal entity.

          "Piggy-Back Registration" has the meaning ascribed to such term in
           -----------------------
Section 2.2 hereof.

          "Public Equity Offering" means an underwritten offer and sale of
           ----------------------
capital stock of the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement" has the meaning ascribed to such term in the
           ------------------
preamble of this Agreement.

          "Registrable Securities" means any of (i) the Warrant Shares (whether
           ----------------------
or not the related Warrants have been exercised) and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with such Registration Statement, (ii) such Registrable Securities are sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (iii) such Registrable Securities shall have been otherwise transferred by the Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force, or (iv) such Registrable Securities shall have ceased to be outstanding.

          "Registration Expenses" shall mean all expenses incident to the
           ---------------------
Company's performance of or compliance with its obligations, under this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), preparing, printing, filing, duplicating and distributing the Registration Statement and the related Prospectus, the cost of printing stock certificates, the cost and charges of any transfer agent, rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Selling Holders), fees and expenses of one counsel for the Holders and other reasonable out-of-pocket expenses of the Holders.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
Company filed with the SEC under the Securities Act, including, but not limited, to the registration statement filed in connection with the Demand Registration that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the

Prospectus contained therein, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Requisite Securities" shall mean a number of Registrable Securities
           --------------------
equal to not less than 25% of the Registrable Securities held in the aggregate by all Holders.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act,
           --------
as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A" shall mean Rule 144A promulgated under the Securities Act,
           ---------
as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time, and the rules and regulations of the SEC promulgated thereunder.

          "Securityholder" means, collectively, each Holder and their respective
           --------------
successors and assigns.

          "Selling Holder" shall mean a Holder who is selling Registrable
           --------------
Securities in accordance with the provisions of Section 2.1 or 2.2 hereof.

          "Warrants" has the meaning ascribed to such term in the preamble of
           --------
this Agreement.

          "Warrant Shares" means the shares of Common Stock deliverable upon
           --------------
exercise of the Warrants.

          "Withdrawal Election" has the meaning ascribed to such term in Section
           -------------------
2.2(b) hereof.

          Section 2.  Registration Rights.
                      -------------------

          2.1. (a) Demand Registration.  From time to time, after 180 days
                   -------------------
following the completion by the Company of a Public Equity Offering, Holders owning, individually or in the aggregate, not less than the Requisite Securities may make a written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Within 120 days of the
                           -------------------
receipt of such written request for a Demand Registration, the Company shall file with the SEC and use its best efforts to cause to become effective under the Securities Act a Registration Statement with respect to such Registrable Securities. Any such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request to all other Holders of Registrable Securities within 15 days after the receipt thereof. Within 20 days after notice of such registration request by the Company, any Holder may request in writing that such Holder's Registrable Securities be included in such Registration Statement and the Company shall include in such Registration Statement the Registrable Securities of any such Holder requested to be so included (the "Included Securities"). Each such request by such other Holders shall specify
 -------------------
the number of Included Securities proposed to be sold and the intended method of disposition thereof. Subject to Section 2.1(b) hereof, the Company shall be required to register Registrable Securities pursuant to this Section 2.1(a) on a maximum of two separate occasions.

          Subject to Section 2.1(f) hereof, no other securities of the Company except securities held by any Holder, any Demand Right Holder, and any Person entitled to exercise "piggyback" registration rights pursuant to contractual commitments of the Company shall be included in a Demand Registration.

          (b) Effective Registration.  A Registration Statement will not be
              ----------------------
deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration
                      --------  -------
Statement has become effective, the offering of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Securities pursuant to such Registration Statement for any reason not attributable to any Holder participating in such registration and such Registration Statement has not become effective within a reasonable time period thereafter (not to exceed 60 days), such Registration Statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 90 days after the effective date thereof or
(B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby, then the Company shall continue to be obligated to effect an additional Demand Registration pursuant to this Section
2.1 provided, that a Demand Registration shall not be counted as such unless the Selling Holders have sold at least 80% of the Registrable Securities requested to be included therein. For purposes of calculating the 90-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration.

          (c) Restrictions on Sale by Holders.  Each Holder of Registrable
              -------------------------------
Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to this Section 2.1 and are to be sold thereunder agrees, if and to the extent reasonably requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 30-day period prior to, and during the 120-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such managing underwriter or underwriters.

          The foregoing provisions of Section 2.1(c) shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however,
                                                             --------  -------
that any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any such public sale or distribution of Registrable Securities or of securities of the Company of the same class as any securities included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering) during such period, unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

          (d) Underwritten Registrations.  If any of the Registrable
              --------------------------
Securities covered by a Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of not less than a majority of the Registrable Securities then outstanding to be sold thereunder and will be reasonably acceptable to the Company.

          No Holder of Registrable Securities may participate in any underwritten registration pursuant to a Registration Statement filed under this Agreement unless such Holder (a) agrees to (i) sell such Holder's Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Holders of not less than a majority of the Registrable Securities to be sold thereunder and (ii) comply with Rules 10b-6 and 10b-7 under the Exchange Act and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (e) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with the registrations requested pursuant to Section 2.1(a) hereof. Each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement requested pursuant to this Section 2.1.

          (f) Priority in Demand Registration.  In a registration pursuant to
              -------------------------------
Section 2.1 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders who have requested such Demand Registration or who have sought inclusion therein that in such underwriter's or underwriters' opinion the total number of securities which the Selling Holders and any other Person desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event securities shall be registered in such registration in the following order of priority: (i) first, the securities which have been
                                        -----
requested to be included in such registration by the Holders of Registrable Securities pursuant to this Agreement and the Demand Right Holders (pro rata based on the amount of securities sought to be registered by such Persons), (ii) second, provided that no securities sought to be included by the Holders and the
------
Demand Right Holders have been excluded from such registration, the securities of other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) and (iii) third, securities
                                                              -----
the Company proposes to register.

              2.2. (a) Piggy-Back Registration.  If at any time after the
                       -----------------------
Company has completed a Public Equity Offering, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of its Common Stock in a firmly underwritten Public Equity Offering (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event fewer than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request in writing within 30 days after receipt of such written notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder (a "Piggy-Back Registration"). The Company shall use
                              -----------------------
its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until at least the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Registrable Securities covered thereby. The Company shall use its best efforts to cause the managing Underwriter or underwriters, if any, of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall
                                     --------  -------
give prompt written notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 2.2.

          No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders of Registrable Securities pursuant to Section 2.1 hereof, and no failure to effect a registration under this Section 2.2 and to complete the sale of securities registered thereunder in connection therewith shall relieve the Company of any other obligation under this Agreement.

          (b) Priority in Piggyback Registration.  In a registration pursuant
              ----------------------------------
to Section 2.2 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Selling Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, and
               -----
(ii) second, the securities which have been requested to be included in such
     ------
registration by Persons entitled to exercise "piggyback" registration rights pursuant to contractual commitments of the Company (pro rata on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a
                        -----
"demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such Person is a Holder of Registrable Securities, as among Holders of Registrable Securities there shall be no priority and Registrable Securities sought to be included by Holders of Registrable Securities shall be included pro rata based on the amount of securities sought to be registered by such Persons), (ii) second, securities of
                                                          ------
other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the amount of securities sought to be registered by such persons) and (iii) third, the securities which the Company
                                      -----
proposes to register.

          If, as a result of the provisions of this Section 2.2(b), any Selling Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however,
                                    -------------------    --------  -------
that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

          2.3  Limitations, Conditions and Qualifications to Obligations Under
               ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company set forth in Sections
----------------------
2.1 and 2.2 hereof are subject to each of the following limitations, conditions and qualifications:

     (i) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder; provided, however, that the duration of such
                                    --------  -------
postponement or suspension may not exceed the earlier to occur of (A) 15 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 120 days after the date of the determination of the Board of Directors referred to in the next sentence, and the duration of any such postponement or suspension shall be excluded from the calculation of the 90-day period described in Section 2.l(b) hereof. Such postponement or suspension may only be effected if the Board of Directors of the Company determines in good faith that the filing or effectiveness of, or sales pursuant to, such Registration Statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates (whether or not planned, proposed or authorized prior to an exercise of demand registration rights hereunder or any other registration rights agreement) or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential. If the Company shall so postpone the filing or effectiveness of a Registration Statement or so suspend the rights of Holders to make sales it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmative vote of the Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the two Demand Registrations the Company is required to effect pursuant to Section 2.1 hereof.

     (ii) The Company shall not be required by this Agreement to include securities in a Registration Statement pursuant to Section 2.2 hereof if (i) in the written opinion of counsel to the Company, addressed to the Holders and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the current calendar quarter, without registration, under Rule 144, which opinion may be based in part upon the representation by such Holders, which representation shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company within the meaning of the Securities Act and (ii) all requirements under the Securities Act for effecting such sales are satisfied at such time.

     (iii) The Company's obligations shall be subject to the obligations of the Selling Holders, which the Selling Holders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

          (iv) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is requested by the underwriters with respect to such registration.

          2.4. Restrictions on Sale by the Company and Others.  The Company
               ----------------------------------------------
covenants and agrees that it shall not, and that it shall not cause or permit any of its subsidiaries to, effect any public sale or distribution of any securities of the same class as any of the Registrable Securities or any securities convertible into or exchangeable or exercisable for such securities (or any option or other right for such securities) during the 30-day period prior to, and during the 120-day period beginning on, the commencement of any underwritten offering of Registrable Securities pursuant to a Demand Registration which has been requested pursuant to this Agreement, or a Piggy-Back Registration.

          2.5. Rule 144 and Rule 144A.  The Company covenants that it will
               ----------------------
file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A (to the extent Registrable Securities may then be sold pursuant to Rule 144A). The Company further covenants for so long as any Registrable Securities remain outstanding to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(y) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A. Upon the request of any Holder of Registrable Securities, the Company will in a timely manner deliver to such Holder a written statement as to whether it has complied with such information requirements.

          Section 3.  Registration Procedures.  In connection with the
                      -----------------------
obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

          (a) Prepare and file with the SEC as soon as practicable each such Registration Statement (but in any event on or prior to the date of filing thereof required under this Agreement) and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any such Registration Statement or
     --------  -------
     any Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference, including such documents filed under the Exchange Act that would be incorporated therein by reference), the Company shall afford promptly to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter or underwriters, if any, an opportunity to review copies of all such documents proposed to be filed a reasonable time prior to the proposed filing thereof. The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities covered by such Registration Statement, their counsel, or the managing underwriter or underwriters, if any, shall reasonably object in writing unless failure to file any such amendment or supplement would involve a violation of the Securities Act or other applicable law.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement continuously effective for the time periods prescribed hereby; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or such Prospectus as so supplemented.

            (c) Notify the Holders of Registrable Securities, their counsel and the managing underwriter or underwriters, if any, promptly (but in any event within two (2) Business Days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one confirmed copy of such Registration Statement or post-effective amendment including financial statements and schedules and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threatening of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 3(m) below cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to (A) the suspension of the qualification or exemption from qualification of the Registration Statement or any of the Registrable Securities covered thereby for offer or sale in any jurisdiction, or (B) the initiation of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or information becoming known that requires the making of any change in any Registration Statement or Prospectus so that, in the case of such Registration Statement, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of any Prospectus, it will conform in all material respects with the requirements of the Securities Act and it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

            (d) Use every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

            (e) If requested by the managing underwriter or underwriters, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwriting offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or such Holders reasonably request to be included therein to comply with applicable law, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to such Registration Statement.

            (f) Furnish to each Holder of Registrable Securities who so requests and to counsel for the Holders of Registrable Securities and each managing underwriter, if any, without charge, upon request, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and of all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including exhibits incorporated by reference).

            (g) Deliver to each Holder of Registrable Securities, their counsel and each underwriter, if any, without charge, as many copies of each Prospectus and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 3, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Securities and the underwriter or underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any offering of Registrable Securities, to register or qualify, and cooperate with the Holders of such Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the managing underwriter or underwriters reasonably request in writing, or, in the event of a non-underwritten offering, as the Holders of a majority of such Registrable Securities may request; provided, however, that
                                                     --------  -------
where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 3(h); keep each such registration or qualification (or exemption therefrom) effective during the period the Registration Statement relating to such Registrable Securities is required to be kept effective pursuant to this Agreement and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the securities covered thereby; provided, however, that the Company will not be
                                --------  -------
required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(C) become subject to taxation in any jurisdiction where it is not then so subject.

            (i) Cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends whatsoever and shall be in a form eligible for deposit with The Depository Trust Company ("DTC"); and enable such Registrable Securities to be in such denominations and
  ---
registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request at least two business days prior to any sale of Registrable Securities in a firm commitment underwritten public offering.

            (j) Use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of the Registration Statement and the granting of such approvals.

            (k) Upon the occurrence of any event contemplated by Section 3(c)(v) or 3(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and, subject to Section 3(a) hereof, file such with the SEC so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will otherwise comply with law.

            (l) Prior to the effective date of a Registration Statement, (i) provide the registrar for the Registrable Securities with certificates for such securities in a form eligible for deposit with DTC and (ii) provide a CUSIP number for such securities.

            (m) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or disposition of such Registrable Securities in any underwritten offering to be made of the Registrable Securities in accordance with this Agreement, and in such connection, (i) make such representations and warranties to, and covenants with, the underwriter or underwriters and Holders, with respect to the business of the Company and the subsidiaries of the Company, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested: (ii) use reasonable efforts to obtain opinions of counsel to the Company and updates thereof, addressed to the underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if applicable, the subsidiaries of the Company) and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement, addressed to each of the underwriters and the Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No 72; and (iv) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures no less favorable than those set forth in Section 5 (or such other provisions and procedures acceptable to Holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

            (n) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such representative of the Holders or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during
                    ----------
reasonable business hours, all financial and other records and pertinent corporate documents of the Company and the subsidiaries of the Company, and cause the officers, directors and employees of the Company and the subsidiaries of the Company to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement; provided,
                                                                   --------
however, that all information shall be kept confidential by such Inspector,
-------
except to the extent that (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to or involving this Agreement or any of the transactions contemplated hereby or arising hereunder, or (iv) such information has been made generally available to the public.

Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or of any of its affiliates unless and until such is generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the information deemed confidential at the Company's sole expense.

            (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to an underwriter or to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to an underwriter or to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the relevant Registration Statement, which statements shall cover said 12-month periods.

            (p) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

            (q) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

            Each seller of Registrable Securities as to which any registration is being effected agrees, as a condition to the registration obligations with respect to such Holder provided herein, to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing to comply with the Securities Act and other applicable law. The Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request. If the identity of a seller of Registrable Securities is to be disclosed in the Registration Statement, such seller shall be permitted to include all information regarding such seller as it shall reasonably request.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iv), 3(c)(v), or 3(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof), or until it is advised in writing (the "Advice") by the Company that the use of the applicable
                 ------
Prospectus may be resumed, and has received copies of any amendments or supplements thereto, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period of time for which a Registration Statement is required hereunder to be effective shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (y) the Advice.

            Section 4.  Indemnification and Contribution.
                        --------------------------------

            (a) The Company agrees to indemnify and hold harmless each Holder and each Person, if any, who controls such Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable out-of-pocket expenses actually incurred in connection with any suit, action or proceeding or any claim asserted), caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state in any such Prospectus a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided, however, that the Company will not
                                  --------  -------
be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Holders resulted from any action, claim or suit by any Person who purchased Registrable Securities which are the subject thereof from such Holder and it is established in the related proceeding that such Holder failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented was a result of noncompliance by the Company with Section 5 of this Agreement.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign any Registration Statement, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

            (c) In case any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall
                                                     -----------------
promptly notify the Person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the
 ------------------
indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred of such counsel relating to such proceeding; provided, however, that the failure to so notify the indemnifying
            --------  -------
party shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by such indemnifying party and such indemnifying party was not otherwise aware of such action or claim). In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the contrary,
(ii) the indemnifying party shall have failed to retain within a reasonable period of time counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed promptly after receipt of the invoice therefore as they are incurred. Any such separate firm for the Holders and such control Persons of the Holders shall be designated in writing by Holders who sold a majority in interest of Registrable Securities sold by all such Holders and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent but if settled with such consent or if there is a final non-appealable judgment for the plaintiff for which the indenmified party is entitled to indemnificaiton indemnified party from and against any loss or liability by reason of such an indemnified party shall have requested an indemnifying party to reimburse the as contemplated by the third sentnece of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the indemnifying party shall not be liable for any settlement effected without its consent pursuant to this sentence if the indemnifying party is contesting, in good faith, the request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (1) includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on Claims that are the subject matter of such proceeding and (2) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

            (d) If the indemnification provided for in paragraph (a) or (b) of this Section 4 is unavailable (other than by reason of the exceptions specifically provided therein) to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraphs, in lieu of indemnifying such indemnified party thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of such Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

            (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which proceeds received by such Holder from sales of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (f)    The indemnity and contribution agreements contained in this
Section 4 will be in addition to any which the indemnifying parties may otherwise have to the indemnified parties referred to above.

            Section 5.     Miscellaneous.
                           -------------

            (a)    No Inconsistent Agreements. The Company has not entered, as
                   --------------------------
of the date hereof, and the Company shall not enter, into nor after the date of this Agreement, or cause or permit any of its subsidiaries to enter, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

            (b)    Adjustments Affecting Registrable Securities. The Company
                   --------------------------------------------
shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

            (c)    Amendments and Waivers. This Agreement and the terms of the
                   ----------------------
Registrable Securities may be amended by the Company, without the consent of the Holders of the Registrable Securities, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect in any material respect the interests of the Holders of the Registrable Securities. Except for the purpose describe in the proceeding sentence, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given otherwise than with the prior written consent of Holders of not less than a majority of the then outstanding Warrants and/or Registrable Securities; provided, however,
                                                             --------  -------
that Section 4 hereof and this Section 5(c) may not be amended, modified or supplemented without the prior written consent of each Holder

(including any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by the Holders of not less than a majority of the Registrable Securities proposed to be sold by such Holders pursuant to such Registration Statement. In addition, each such amendment, modification, supplement and waiver must be agreed to in writing by the Company.

            (d)    SEC Reports. For so long as any of the Registrable Securities
                   -----------
remain outstanding or any obligation of the Company or the Subsidiary Guarantors with respect thereto remains unpaid finally and full, the Company will file with the SEC all information, documents and reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements so long as the SEC will accept such filings. The Company will provide all the Holders of Registrable Securities within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe), without exhibits, which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

            (e)    Notices. Any notices or other communications required or
                   -------
permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            1. if to a Holder at the most current address of such Holder as set forth in the register for the Warrants or the Warrant Shares, which address initially is, with respect to the Initial Purchasers as follows:

                   Jefferies & Company, Inc.
                   11100 Santa Monica Blvd.
                   10th Floor
                   Los Angeles, CA  90025
                   Facsimile No.:  (310) 575-5165
                   Telephone:  (310) 575-5200
                   Attention: Corporate Finance Department with a copy to:

                   Cadwalader, Wickersham & Taft
                   100 Maiden Lane
                   New York, New York  10038
                   Facsimile No.:  (212) 504-6666
                   Telephone:  (212) 504-6000
                   Attention:  Lawrence A. Larose

            2.     if to the Company:

                   VIALOG Corporation
                   Ten New England Business Center, Suite 302
                   Andover, Massachusetts 01810
                   Attention:  President
                   Facsimile:  (978) 975-7208
                   Telephone:  (978) 975-3700

                   with copies to:

                   Mirick, O'Connell, DeMallie & Lougee, LLP
                   1700 Bank of Boston Tower
                   100 Front Street
                   Worcester, MA  01608
                   Attention:  David L. Lougee
                   Facsimile No.:  (508) 752-7305
                   Telephone:  (508) 799-0541

            Each of such persons by written notice to each other such person may designate additional or different addresses for notices to such person. Any notice or communication shall be deemed to have been given or made as of the date so delivered if personally delivered; overnight carrier when receipt is affirmatively acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

            Any notice or communication mailed to a Holder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

            (a)  Successors and Assigns.  This Agreement shall inure to the
                 ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders;

provided, however, that this Agreement shall not inure to the benefit of or be
--------  -------
binding upon a successor or assign of a Holder unless such successor or assign holds Registrable Securities.

            (b)  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            (c)  Headings. The headings in this Agreement are for convenience of
                 --------
reference only and shall not limit or otherwise affect the meaning or construction of any of the provisions hereof.

            (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (f)  Third Party Beneficiary.  The Holders are intended third party
                 -----------------------
beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

            (g)  Entire Agreement. This Agreement, together with the Purchase
                 ----------------
Agreement and the Warrant Agreement, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations or warranties, contracts, understandings, correspondence, conversations and memoranda between or among the parties hereto or any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

            (h)  Securities Held by the Company or Its Affiliates. Whenever the
                 ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities or Warrants is required hereunder, Registrable Securities or Warrants held by the Company or by any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                VIALOG CORPORATION

                                By: /s/  Glenn D. Bolduc
                                    --------------------------------------------
                                    Name:  Glenn D. Bolduc
                                    Title: President and Chief Executive Officer

                                JEFFERIES & COMPANY, INC.


                                By: /s/  Turner C. Smith
                                    --------------------------------------------
                                    Name:  Turner C. Smith
                                    Title: Managing Director

                                       24